Loss Per Share	12 Months Ended
Dec. 31, 2023
Loss Per Share
Loss Per Share

11 Loss Per Share

Basic loss per share is calculated by dividing loss for the period attributable to equity holders of the Group by the weighted average number of shares outstanding during the same period. The weighted average number of outstanding shares for the year ended December 31, 2023 was 28,162,842 (2022: 26,811,357; 2021: 22,437,301).

For the periods included in these financial statements, the impact of outstanding share options and warrants are not included in the diluted loss per share calculation as the Company was loss-making in all periods. Due to the anti-dilutive nature of the outstanding share options and warrants, basic and diluted loss per share is equal. The warrants are exercisable for the purchase of up to an aggregate of 1,343,727 additional common shares as of December 31, 2023 (2022: 1,343,727; 2021: nil).